Q2 2026 Investor Presentation NASDAQ: GLRE

Cautionary Note Regarding Forward-Looking Statements and Non-GAAP Measures and Investment Disclosures This Investor Presentation (this “Presentation”) is intended solely for the informational purposes of the persons to whom it is presented in connection with the quarterly earnings results of Greenlight Capital Re, Ltd. (the “Company”). This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and we intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward looking statements are typically identified by words such as “expect”, “believe”, “anticipate”, “outlook”, “estimate”, “goal” and “strategy” or conditional verbs such as “will” and “may” or the negative of these terms, although not all forward-looking statements contain these words, and include statements relating to market opportunity, our strategic priorities, strategic growth and return on equity projections. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on the Company’s behalf. These risks and uncertainties include; any suspension or revocation of any of our licenses; losses from catastrophes; the loss of significant brokers; the performance of Solasglas Investments, LP; a downgrade or withdrawal of our A.M. Best ratings; the carry values of our investments made under our Greenlight Re Innovations pillar may differ significantly from those that would be used if we carried these investments at fair value; and other factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as to the date of this Presentation, whether as a result of new information, future events, or otherwise, except as provided by law. In presenting the Company’s results, management has included the following financial measure that is not calculated under standards or rules that comprise generally accepted accounting principles in the United States (“GAAP”): fully diluted book value per share. This non-GAAP measure may be defined or calculated differently by other companies. Management believes this measure allows for a more thorough understanding of the underlying business. Non-GAAP measures may not be comparable to similarly titled measures reported by other companies and should be used to monitor our results and should be considered in addition to, and not viewed as a substitute for those measures determined in accordance with GAAP. Reconciliations to the most comparable GAAP figures can be found at the back of this Presentation. This Presentation also contains certain figures and metrics that are unaudited, including, for example, growth in gross premiums written and other mid-year financial information. All information provided for Solasglas Investments, LP is for informational purposes only and should not be deemed as investment advice or a recommendation to purchase or sell any specific security. Performance returns reflect the total returns, net of fees and expenses. Returns are net of either the modified high water mark performance allocation of 10% or the standard 20% performance allocation. All figures are unaudited. Greenlight Re and DME Advisors, LP (“DME”) do not undertake to update any information contained herein as a result of audit adjustments or other corrections. Past performance is not indicative of future results. Actual returns may differ from the returns presented. greenlightre.com 2

Greenlight Re: Introduction greenlightre.com 3

Designed to achieve higher rates of return over the long term than more traditional fixed income investment strategies Low correlation to underwriting Liquid portfolio Use investment to gain optionality in (re)insurance opportunities Capture capital appreciation from early-stage investments Target ability to influence strategic direction and future participation rights in each deal Open Market Reinsurance Underwriting Innovations Underwriting & Investments Value Oriented Investments (Solasglas Investments, LP) greenlightre.com 4 Three Strategic Pillars to Drive Book Value Growth Our three pillars create a diversified earnings profile—enabling us to pursue consistent, long-term returns for shareholders Provide reinsurance globally, on both proportional and non-proportional bases Maintain a highly diversified book with the flexibility to adjust line concentration based on market conditions Business is primarily sourced through global reinsurance brokers Long-short strategy reduces market exposure

greenlightre.com 5 Greenlight Re Overview and Highlights Our strategic focus is driving underwriting excellence with respect to each and every decision we make 1. Multiline includes our Funds at Lloyd's business. 2. Gross premiums written is for the trailing 12 months. Business mix chart represents gross premiums written by line of business for trailing twelve months. 3. Refers to fully diluted BVPS growth. Fully diluted BVPS is a non-GAAP measure. See Appendix for non-GAAP measure rationale and reconciliation to the most comparable GAAP measure. Period measured: December 31, 2021 through June 30, 2026. 4. During the second quarter of 2026, we repurchased 803,364 ordinary shares at an aggregate cost of $14.2 million at an average price of $17.69 per share. Also, through August 3, 2026, we repurchased a further 240,194 ordinary shares at an aggregate cost of $3.9 million at an average cost of $16.42. 5. Debt leverage (calculated as total debt divided by shareholders’ equity) has significantly decreased in recent years from 12 percent at year-end 2023 to 1% as of Q2 2026 close. 3 Offices in Strategic International Locations $757M Gross Premiums Written2 $2.2B Q2 2026 Total assets $23.1M Value of shares repurchased in 20264 “A” (Excellent) AM Best Financial Strength Rating (Stable Outlook) $698M Q2 2026 Shareholders’ Equity 47.3% 2022-2026 Cumulative Book Value Growth3 20+ Years Operating History 1% Total Debt Leverage5 Diverse Business Mix1 Specialty 23% Casualty 9% Financial 14% Health 1% Multiline 43% Property 10%

A+ (Superior) (stable outlook) A.M. Best Financial Strength Rating United Kingdom Syndicate 3456 (Lloyd’s) A (Excellent) (stable outlook) A.M. Best Financial Strength Rating Cayman Islands Greenlight Reinsurance, Ltd. greenlightre.com 6 Group Structure Our lean, flexible platform provides global market access via three strategically located jurisdictions: A (Excellent) (stable outlook) A.M. Best Financial Strength Rating • Irish regulated subsidiary enables efficient access to EU and London markets • Solvency II jurisdiction • Access to strong local (re)insurance talent pool • Underwriters in this office focus on global specialty business • Access to Lloyd’s network, brand and ratings • Global licenses to write both insurance and reinsurance • Greenlight Corporate Member enables us to provide “Funds at Lloyd’s” (FAL) capacity to the Lloyd’s market • Home office since founding in 2004 • Cayman Islands Monetary Authority (CIMA): a prudent and risk-based regulator • CIMA and the Cayman Islands Government explicitly support the reinsurance industry, with strong focus and expertise in this area and a stated commitment toward achieving NAIC “qualified jurisdiction” status Greenlight Capital Re, Ltd. NASDAQ: “GLRE” Ireland Greenlight Reinsurance Ireland, DAC

Gross Premiums Written ($ in millions) Combined Ratio greenlightre.com 7 Improving Underwriting Margin Continued progress toward sustained underwriting profitability • Combined ratio averaged 98.7% from 2021 through 2025 • 1.8%-point improvement in 2026 YTD versus the prior year period $565 $563 $637 $698 $773 $428 $411 2021 2022 2023 2024 2025 1H 2025 1H 2026 CAGR: 10.0% 100.9% 102.3% 94.5% 101.4% 94.6% 99.9% 98.1% 69.5% 67.4% 61.7% 69.0% 62.3% 67.5% 64.3% 26.9% 30.5% 29.0% 28.5% 28.0% 28.4% 29.4% 4.5% 4.4% 3.8% 3.9% 4.3% 4.0% 4.4% 2021 2022 2023 2024 2025 1H 2025 1H 2026 Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio

greenlightre.com 8 Building Financial Momentum Positive net income since 2021 has driven consistent book value growth $18 $25 $87 $43 $75 $6 2021 2022 2023 2024 2025 1H 2026 $13.99 $14.33 $16.74 $17.95 $20.43 $20.61 2021 2022 2023 2024 2025 1H 2026 Net Income ($ in millions) Fully Diluted Book Value Per Share1 CAGR: 8.8% 1. CAGR in the chart is calculated from December 31, 2020 ($13.42) through year-end 2025.

Second quarter Highlights greenlightre.com 9

greenlightre.com 10 Second Quarter Highlights Q2 2025 Q2 2026 1H 2025 1H 2026 Gross Premiums Written $179.6 $183.1 $427.6 $411.1 Net Underwriting Income (Loss) $8.1 $(0.2) $0.3 $6.0 Combined Ratio 95.0% 100.1% 99.9% 98.1% Net Income (Loss) $0.3 $(29.6) $30.0 $6.2 Return (Loss) on Equity 7.2% (4.1)% 10.6% 0.9% Fully Diluted Book Value Per Share $18.87 $20.61 $18.87 $20.61 Total Shareholders’ Equity $708.0 $697.7 $708.0 $697.7 (expressed in millions U.S. dollars, except percentages and per share amounts) "Volatility is inherent in our business, and this quarter is a good reminder of the important role we play in helping our clients when they need us most. We have taken a prudent approach to our Middle East exposure and have set up appropriate reserves this quarter. I am pleased with our portfolio as we continue to demonstrate discipline and manage capital in a softening market." - Greg Richardson, Chief Executive Officer

Segment Results greenlightre.com 11

$152 $152 $373 $333 Q2 2025 Q2 2026 1H 2025 1H 2026 92.0% 100.7% 99.2% 97.8% 59.4% 69.3% 67.6% 64.0% 29.1% 28.0% 28.2% 29.9% 3.5% 3.4% 3.4% 3.9% Q2 2025 Q2 2026 1H 2025 1H 2026 Key Highlights greenlightre.com 12 Open Market Segment Gross Premiums Written ($ in millions) Business Mix Combined Ratio 1.4 combined ratio point improvement in 1H 2026 versus prior period, with Q2 2026 results being impacted by Middle East activity and other events Continue to see benefits in portfolio underwriting opportunities as a result of recent AM Best upgrade to "A" (Excellent) financial strength rating in 2025 Gross premiums written remained stable at $152 million in Q2 2026 compared to $152 million in Q2 2025 * Business Mix chart represents gross premiums written by line of business for trailing twelve months. Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio Casualty 6% Financial 14% Multiline 43% Property 12% Specialty 25%

Key Highlights greenlightre.com 13 Innovations Segment This segment continues to be a strategic differentiator, reflecting a high-quality team and prudent overall growth trajectory Placed whole account quota share on the segment’s underwriting portfolio in 2024, providing rated third-party capacity and validation Since 2018, our Innovations business has supported innovative, technology-driven companies, both in the form of seed capital and (re)insurance capacity Gross premiums written increased 12.0% to $31 million in Q2 2026 compared to $28 million in Q2 2025, with strong Q2 2026 combined ratio of 89.7% * Business Mix chart represents gross premiums written by line of business for trailing twelve months. $28 $31 $55 $79 Q2 2025 Q2 2026 1H 2025 1H 2026 107.0% 89.7% 101.1% 96.1% 71.3% 61.8% 63.4% 62.6% 28.1% 22.7% 29.8% 26.8% 7.6% 5.2% 7.9% 6.7% Q2 2025 Q2 2026 1H 2025 1H 2026 ($ in millions) Casualty 23% Financial 16% Health 3%Multiline 44% Specialty 14% Gross Premiums Written Business Mix Combined Ratio Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio

Solasglas Investments Update greenlightre.com 14

Annual Average Returns Since 2021: 11.7% Greenlight Capital, Inc., an affiliate of DME Advisors, Solasglas’ investment advisor, was founded in 1996 by our Chairman David Einhorn and is recognized for its disciplined, research-driven investment strategy DME Advisors conducts deep fundamental analysis of financials, strategy, and prospects to identify both undervalued and overvalued securities Greenlight Re has employed this value-oriented approach since its inception Objective is to maximize total risk-adjusted returns supporting long-term book value growth Investment Approach Solasglas Investments, LP is the dedicated investment fund managed by DME Advisors, for the benefit of Greenlight Re and its affiliates, into which Greenlight Re allocates its investment assets DME Advisors serves as general partner and owns approximately 18% of Solasglas Investment Portfolio is currently 70% of Greenlight Re’s adjusted surplus Investment Portfolio Solasglas Investments, LP: A Key Driver of Greenlight Re’s Strong Book Value Growth 15 Annual Investment Returns greenlightre.com *Investment returns stated herein reflect the total returns, net of fees and expenses. Investment returns are calculated monthly and compounded to calculate the quarterly and annual returns. The monthly investment return is calculated by dividing the investment income/loss (net of fees and expenses) by the Investment Portfolio. Actual investment income may vary depending on cash flows into and out of the investment account. Past performance is not necessarily indicative of future results. Annual average returns since 2021 is calculated from January 2021 through June 2026 and annual average return from inception is calculated from August 2004 through June 2026. Monthly investment returns are posted on the Investor section of our corporate website. 7.5% 25.3% 9.4% 9.8% 7.5% 2021 2022 2023 2024 2025 Annual Average Returns Since Inception: 5.5% 2026 YTD Returns (through June): 1.1%

Investing in Greenlight Re 16greenlightre.com

greenlightre.com 17 Why Invest in Greenlight Re? Seasoned and Refreshed Executive Leadership Focused on underwriting culture and results-driven decision-making Well-Positioned and Diversified Specialty property and casualty reinsurance portfolio with a diversified risk profile Innovations Business is Maturing Now a distinct segment with strong momentum and disciplined growth Differentiated Long/Short Investment Strategy Designed to continue to generate strong returns in volatile markets Strong Balance Sheet Supported by a recent upgrade from A.M. Best and low debt leverage ratio Returning Value to Shareholders Repurchased 4.0% of outstanding shares for $23.1 million in 2026 (as of August 3)

greenlightre.com 18 Executive and Underwriting Leadership Average Industry Experience: 20+ Years Executive Team Comprised of Significant Greenlight Re Tenure and Fresh Perspectives Greg Richardson Chief Executive Officer Joined 2024 (formerly Trans Re) Patrick O’Brien CEO Ireland & COO Joined 2016 (formerly Liberty) Faramarz Romer Chief Financial Officer Joined 2007 (formerly KPMG) Tom Curnock Group CUO Joined 2009 (formerly Aon) David Sigmon General Counsel Joined 2023 (formerly Everest) Brian O’Reilly Head of Innovations Joined 2014 (formerly ICW Group) Richard Strommer Chief Actuary Joined 2017 (formerly E&Y) Regan Cairns CUO, Cayman Islands Joined 2018 (formerly KPMG) Finbar Griffin CUO, Ireland Joined 2018 (formerly Travelers) Kagabo Ngiruwonsanga CUO, Innovations Joined 2011 (formerly Liberty) Martin Vezina Head of Underwriting Analytics Joined 2025 (formerly Allianz) Our Executive Team Is Focused on Executing Five Core Values Nimble • Innovative • Excellence • Accountable • Collaborative

Appendix 19greenlightre.com

December 31, 2021 December 31, 2022 December 31, 2023 December 31, 2024 December 31, 2025 June 30, 2026 Numerator for basic and fully-diluted book value per share: Total equity as reported under U.S. GAAP $ 475,663 $ 503,120 $ 596,095 $ 635,879 $ 707,977 $ 697,682 Denominator for basic and fully diluted book value per share: Ordinary shares issued and outstanding as reported and denominator for basic book value per share 33,844,446 34,824,061 35,336,732 34,831,324 33,897,709 32,881,538 Add: In-the-money stock options and all outstanding RSUs 154,134 277,960 264,870 590,001 755,997 972,651 Denominator for fully diluted book value per share 33,998,580 35,102,021 35,601,602 35,421,325 34,653,706 33,854,189 Basic book value per share $ 14.05 $ 14.45 $ 16.87 $ 18.26 $ 20.89 $ 21.22 Fully diluted book value per share $ 13.99 $ 14.33 $ 16.74 $ 17.95 $ 20.43 $ 20.61 greenlightre.com 20 Fully Diluted Book Value Per Share The key non-GAAP financial measure used in this Presentation is fully diluted book value per share. Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value as a financial measure in our long-term incentive compensation plan. We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Fully diluted book value per share should not be viewed as a substitute for the most comparable U.S. GAAP measure, which in our view is the basic book value per share. We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) the total ordinary shares issued and outstanding, as reported in the consolidated financial statements. Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options (assuming net exercise) and all outstanding restricted stock units “RSUs”. We believe these adjustments better reflect the ultimate dilution to our shareholders. The following tables presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure): (expressed in thousands U.S. dollars, except per share amounts)

greenlightre.com 21 Fully Diluted Book Value Per Share (Quarterly) The following tables presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure): Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Numerator for basic and fully-diluted book value per share: Total equity as reported under U.S. GAAP $ 666,804 $ 663,318 $ 658,889 $ 707,977 $ 741,172 $ 697,682 Denominator for basic and fully diluted book value per share: Ordinary shares issued and outstanding as reported and denominator for basic book value per share 34,557,449 34,198,153 34,099,226 33,897,709 33,684,902 32,881,538 Add: In-the-money stock options and all outstanding RSUs 773,938 775,124 757,505 755,997 950,199 972,651 Denominator for fully diluted book value per share 35,331,387 34,973,277 34,856,731 34,653,706 34,635,101 33,854,189 Basic book value per share $ 19.30 $ 19.40 $ 19.32 $ 20.89 $ 22.00 $ 21.22 Fully diluted book value per share $ 18.87 $ 18.97 $ 18.90 $ 20.43 $ 21.40 $ 20.61 (expressed in thousands U.S. dollars, except per share amounts)

Segment Descriptions Open Market Segment We provide treaty reinsurance to insurance companies on a global basis, written on a proportional or non-proportional (also known as excess of loss) basis. The Open Market segment has the following lines of business: • Financial: includes primarily mortgage, trade credit, surety, transactional liability, and financial multiline coverage. • Health: includes primarily accident and critical illness coverage. • Multiline: includes predominantly our FAL business across diverse lines, coupled with multiline commercial and personal auto liability, business owners’ policy (“BOP”), and multiline commercial coverage. • Property: includes mainly commercial property and property catastrophe coverage. • Specialty: includes primarily agriculture, cyber, marine and energy, aviation and space, specialty multiline, and war, political violence and terrorism coverage. • Casualty: includes primarily general liability, umbrella, multiline casualty, and workers’ compensation coverage. Innovations Segment Innovation-related Investments We make strategic investments in promising startup companies and managing general agents, subject to investment guidelines as approved by our Board of Directors, in addition to providing reinsurance capacity on a case-by-case basis. These private investments consist primarily of unlisted equities (mostly preferred shares) and convertible debt instruments. Innovation-related Underwriting We provide underwriting capacity to our program partners through insurance and reinsurance structures on a global basis, written on a proportional or non-proportional basis. The Innovations segment has the following lines of business: • Financial: includes predominantly miscellaneous financial coverage. • Health: includes primarily travel and other miscellaneous health coverage. • Multiline: includes mostly BOP and multiline commercial coverage, in addition to business written from our Syndicate 3456 (multiple lines of business). • Specialty: includes primarily contingency liability and travel-related (e.g., trip cancellation / interruption, baggage and personal effects, and medical insurance) coverage. • Casualty: includes primarily general liability and multiline casualty coverage. greenlightre.com 22